Exhibit 4.1

MEDTRONIC GLOBAL HOLDINGS S.C.A.

as Issuer,

MEDTRONIC PUBLIC LIMITED COMPANY

and MEDTRONIC, INC.

as Guarantors,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee,

and

ELAVON FINANCIAL SERVICES DAC, UK BRANCH,

as Paying Agent and Calculation Agent

SECOND SUPPLEMENTAL INDENTURE DATED AS OF MARCH 7, 2019

TO INDENTURE

DATED AS OF MARCH 28, 2017

Relating to

€500,000,000 Floating Rate Senior Notes due 2021

€1,500,000,000 0.000% Senior Notes due 2021

€1,500,000,000 0.375% Senior Notes due 2023

€1,500,000,000 1.125% Senior Notes due 2027

€1,000,000,000 1.625% Senior Notes due 2031

€1,000,000,000 2.250% Senior Notes due 2039

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE, dated as of March 7, 2019 (the “Supplemental Indenture”), to the Base Indenture (defined below) among MEDTRONIC GLOBAL HOLDINGS S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 3b, boulevard Prince Henry, L-1724 Luxembourg and registered with the Luxembourg trade and companies register under number B191129 (the “Company”), MEDTRONIC PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), MEDTRONIC, INC., a Minnesota corporation (“Medtronic, Inc.” and, together with Parent, the “Guarantors”), Wells Fargo Bank, National Association, a national banking association duly organized under the laws of the United States, as Trustee (herein called the “Trustee”) and ELAVON FINANCIAL SERVICES DAC, UK BRANCH, as paying agent and calculation agent.

RECITALS

WHEREAS, the Company and the Guarantors executed and delivered to the Trustee the Indenture, dated as of March 28, 2017 (the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s Securities;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of new series of its Securities to be known as its Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”), 0.000% Senior Notes due 2021 (the “2021 Notes”), 0.375% Senior Notes due 2023 (the “2023 Notes”), 1.125% Senior Notes due 2027 (the “2027 Notes”), 1.625% Senior Notes due 2031 (the “2031 Notes”) and 2.250% Senior Notes due 2039 (the “2039 Notes” and, together with the 2021 Notes, the 2023 Notes, the 2027 Notes and the 2031 Notes, the “Fixed Rate Notes”). The Fixed Rate Notes and the Floating Rate Notes are collectively referred to as the “Notes,” to be fully and unconditionally guaranteed by the Guarantors (the “Guarantees”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Company has requested that the Trustee and the Paying Agent execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a valid instrument in accordance with its terms, to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid and legally binding obligations of the Company, to make the Guarantees, when executed by the Guarantors, the valid and legally binding obligations of the Guarantors, and all acts and things necessary have been done and performed to make this Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Supplemental Indenture have been duly authorized in all respects.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.

Section 1.02. References in this Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this Supplemental Indenture unless otherwise specified.

Section 1.03. For purposes of this Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“2021 Notes” has the meaning provided in the recitals.

“2023 Notes” has the meaning provided in the recitals.

“2027 Notes” has the meaning provided in the recitals.

“2031 Notes” has the meaning provided in the recitals.

“2039 Notes” has the meaning provided in the recitals.

“Base Indenture” has the meaning provided in the recitals.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system, or any successor thereto, is open.

“Calculation Agent” means Elavon Financial Services DAC, UK Branch.

“Clearstream” means Clearstream Banking, société anonyme.

“Company” has the meaning provided in the preamble.

“Euro” and “€” means the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System.

“Fixed Rate Notes” has the meaning provided in the recitals.

“Fixed Rate Note Interest Payment Date” has the meaning provided in Section 2.04(d).

“Floating Rate Notes” has the meaning provided in the recitals.

“Floating Rate Note Interest Payment Date” has the meaning provided in Section 2.04(a).

“Guarantor” has the meaning provided in the preamble.

“Indenture” has the meaning provided in the recitals.

“Interest Determination Date” means the second London Business Day immediately preceding the first day of the relevant Interest Period.

“Interest Payment Date” has the meaning provided in Section 2.04(d).

“Interest Period” means, with respect to the Floating Rate Notes, the period beginning on any Floating Rate Note Interest Payment Date (or, with respect to the initial period only, beginning on June 7, 2019) to, but excluding the next succeeding Floating Rate Note Interest Payment Date, and in the case of the last such period, from and including the Floating Rate Note Interest Payment Date immediately preceding the maturity date to, but not including the maturity date for the Floating Rate Notes.

“Interest Reset Date” means the first day of the relevant Interest Period.

“Medtronic, Inc.” has the meaning provided in the preamble.

“Notes” has the meaning provided in the recitals.

“Parent” has the meaning provided in the preamble.

“Paying Agent” has the meaning provided in Section 2.03(d).

“Supplemental Indenture” has the meaning provided in the preamble.

“Three-month EURIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

•

Three-month EURIBOR will be the offered rate for deposits in Euro having a maturity of three months, as that rate appears on Reuters (or any successor or replacement service) Page EURIBOR01 as of 11:00 A.M., Brussels time, on the relevant Interest Determination Date.

•

If the rate described above does not appear on Reuters (or any successor or replacement service) Page EURIBOR01, Three-month EURIBOR will be determined on the basis of the rates, at approximately 11:00 A.M., Brussels time, on the relevant

Interest Determination Date, at which deposits of the following kind are offered to prime banks in the Euro-Zone interbank market by the principal Euro-Zone office of each of four major banks in that market selected by the Company: Euro deposits having a maturity of three months and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company will request the principal Euro-Zone office of each of these banks to provide to the Paying Agent and the Calculation Agent a quotation in writing of its rate. If at least two quotations are provided in writing, Three-month EURIBOR for such Interest Determination Date will be the arithmetic mean (rounded upwards) of such quotations calculated by the Calculation Agent.

•

If fewer than two quotations are provided as described above, Three-month EURIBOR for the relevant Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading Euro-Zone banks quoted in writing, at approximately 11:00 A.M., Brussels time, on such Interest Determination Date, by three major banks in the Euro-Zone selected by the Company: loans of Euro having a maturity of three months and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time.

•	If fewer than three banks selected by the Company are quoting as described above, Three-month EURIBOR shall be the EURIBOR in effect on such Interest Determination Date.

•

The amount of interest for each day that the Floating Rate Notes are outstanding will be calculated by dividing the interest rate in effect for the Floating Rate Notes for such day by 360 and multiplying the result by the principal amount of the Floating Rate Notes then outstanding. The amount of interest to be paid on the Floating Rate Notes for any Interest Period will be calculated by adding the daily interest amount for the Floating Rate Notes for each day in such Interest Period.

Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that EURIBOR has been permanently discontinued, or the reference to EURIBOR becomes illegal, or most other similar debt obligations have converted away from EURIBOR to a new reference rate, the Calculation Agent will use, as directed by the Company, as a substitute for EURIBOR (the “Alternate Rate”) for each future Interest Determination Date, the alternative reference rate selected by a central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for EURIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternate Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions, in each case that are consistent with market practice for the use of such Alternate Rate. If the Company determines there is no clear market consensus as to whether any rate has replaced EURIBOR in customary market usage, the Company may appoint in its sole discretion an independent financial advisor to determine an appropriate Alternative Rate and any adjustments, and the decision of such independent financial advisor will be binding on the Company, the Calculation Agent, the Trustee and the Holders. If the Company determines EURIBOR has been permanently discontinued, but for any reason an Alternate Rate has not been determined, the rate of EURIBOR for the next Interest Period will be equal to the rate on the Interest Determination Date when EURIBOR was last available on Reuters (or any successor or replacement service) Page EURIBOR01, as determined by the Calculation Agent.

“Trustee” has the meaning provided in the preamble.

“U.S. Dollar” means the lawful currency of the United States of America.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount. The Floating Rate Notes, the 2021 Notes, the 2023 Notes, the 2027 Notes, the 2031 Notes and the 2039 Notes are hereby authorized, each unlimited in aggregate principal amount. The Floating Rate Notes, 2021 Notes, 2023 Notes, 2027 Notes, 2031 Notes and 2039 Notes issued on the date hereof pursuant to the terms of this Indenture shall be in an aggregate principal amount of €500,000,000, €1,500,000,000, €1,500,000,000, €1,500,000,000, €1,000,000,000 and €1,000,000,000, respectively, which amounts shall be set forth in the written order of the Company for the authentication and delivery of the Notes pursuant to Section 3.03 of the Base Indenture. In addition, the Company may, from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes ranking equally and ratably with the Notes issued on the date hereof in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes or except for the first payment of interest following the issue date of such additional Notes), so that such additional Notes shall be consolidated and form a single series with such series of Notes issued on the date hereof and shall have the same terms as to status, redemption or otherwise as such series of Notes issued on the date hereof; provided, that if any such additional Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax purposes, such additional Notes shall have a separate CUSIP/ISIN number.

Section 2.02. Maturity. The principal amount of the Floating Rate Notes shall be payable on March 7, 2021, the principal amount of the 2021 Notes shall be payable on March 7, 2021, the principal amount of the 2023 Notes shall be payable on March 7, 2023, the principal amount of the 2027 Notes shall be payable on March 7, 2027, the principal amount of the 2031 Notes shall be payable on March 7, 2031 and the principal amount of the 2039 Notes shall be payable on March 7, 2039.

Section 2.03. Form and Payment. (a) The Notes shall be issued as global notes, only in fully registered book-entry form, without coupons, in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(b) Principal, premium, if any, and/or interest, if any, on the global notes representing the Notes shall be made to the Paying Agent (defined below) which in turn shall make payment to Euroclear and Clearstream as the Depositary with respect to the Notes of such series or its nominee.

(c) The global notes representing the Notes shall be deposited with, or on behalf of, the Depositary, and shall be registered, at the request of the Depositary, in the name of the nominee of the Depositary, for Euroclear and Clearstream.

(d) The Company initially appoints U.S. Bank National Association as Security Registrar with respect to the Notes pursuant to Section 3.05 of the Base Indenture until such time as the Security Registrar has resigned or a successor has been appointed. Elavon Financial Services DAC, UK Branch shall initially act as paying agent (the “Paying Agent”) and Calculation Agent for the Notes. The Company may appoint and change the Paying Agent and Calculation Agent without prior notice to the Holders.

Section 2.04. Interest. (a) Interest on the Floating Rate Notes shall accrue at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-month EURIBOR, as determined on the Interest Determination Date for that Interest Period, plus 0.200% (20 basis points) per annum, as calculated by the Calculation Agent; provided, that the minimum interest rate shall be zero and that the interest rate shall not exceed the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general application. The interest during the initial Interest Period at a floating rate per annum will be the Three-month EURIBOR in effect on March 5, 2019 plus 0.200% (20 basis points) per annum, as calculated by the Calculation Agent. Interest on the Floating Rate Notes shall be payable quarterly in arrears on March 7, June 7, September 7 and December 7 of each year, commencing on June 7, 2019 (each a “Floating Rate Note Interest Payment Date”), to the Holders in whose names the Floating Rate Notes are registered at the close of business on the Business Day immediately preceding such Floating Rate Note Interest Payment Date. Interest on the Floating Rate Notes shall be computed on the basis of a 360-day year and the actual number of days in the period for which interest is being calculated. If any Floating Rate Note Interest Payment Date (other than a maturity date or redemption date) or Interest Reset Date would otherwise be a day that is not a Business Day, then such Floating Rate Note Interest Payment Date or Interest Reset Date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Floating Rate Note Interest Payment Date or Interest Reset Date shall be the Business Day immediately preceding such Floating Rate Note Interest Payment Date or Interest Reset Date, as applicable. If the maturity date or redemption date for the Floating Rate Notes would fall on a day that is not a Business Day, then the related payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

(b) All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

(c) All calculations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of Floating Rate Notes. So long as Three-month EURIBOR is required to be determined with respect to the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish Three-month EURIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint itself or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

(d) Interest on the Fixed Rate Notes shall accrue at the rate of 0.000% per annum for the 2021 Notes, 0.375% per annum for the 2023 Notes, 1.125% per annum for the 2027 Notes, 1.625% per annum for the 2031 Notes and 2.250% per annum for the 2039 Notes. Interest on the Fixed Rate Notes shall be payable annually in arrears on March 7, commencing on March 7, 2020 (each such date, a “Fixed Rate Note Interest Payment Date” and together with the Floating Rate Note Interest Payment Date, each an “Interest Payment Date”), to the Holders in whose names the respective Fixed Rate Notes are registered at the close of business on the Business Day (which shall for purposes of this Section 2.04(d) include only days on which Clearstream and Euroclear are open for business) immediately preceding the applicable Fixed Rate Note Interest Payment Date. Interest on the Fixed Rate Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes (or March 7, 2019, if no interest has been paid on the applicable series of Fixed Rate Notes), to, but excluding, the next scheduled Fixed Rate Note Interest Payment Date. If any Fixed Rate Note Interest Payment Date (other than a maturity date or redemption date) would otherwise be a day that is not a Business Day, such Fixed Rate Interest Payment Date will be postponed to the next date that is a Business Day and no interest will accrue on the amounts payable from and after such Fixed Rate Interest Payment Date to the next Business Day. If the maturity date or redemption date of any series of Fixed Rate Notes would fall on a day that is not a Business Day, then the related payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

Section 2.05. Issuance in Euro. (a) Principal, including any payments made upon any redemption or repurchase of the Notes, premium, if any, and interest payments in respect of the Notes will be payable in Euros.

(b) Distributions of principal, premium, if any, and interest with respect to any Global Security will be credited in euros to the extent received by Euroclear or Clearstream from the Paying Agent to the cash accounts of Euroclear or Clearstream customers in accordance with the relevant system’s rules and procedures.

(c) If on or after the date hereof, the Euro is unavailable to the Company or, in the case of the Guarantees, Parent or Medtronic, Inc., due to the imposition of exchange controls or other circumstances beyond the Company’s, Parent’s or Medtronic, Inc.’s control or if the Euro is no longer being used by the then member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. Dollars until the Euro is again available to the Company or, in the case of the Guarantees, Parent or Medtronic, Inc., or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant Interest Payment Date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with this Section 2.05.

Section 2.06. Other Terms. The Notes shall be unsecured senior indebtedness of the Company and shall rank equally and ratably in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness outstanding from time to time. The Notes shall not be convertible into, or exchangeable for, any other securities of the Company, except that the Notes shall be exchangeable for other Notes to the extent provided for in the Base Indenture.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption. (a) The Floating Rate Notes are not redeemable at the Company’s option except as set forth in Section 3.02.

(b) The Company may redeem any series of the Fixed Rate Notes, in whole or in part, in the case of the 2021 Notes, at any time prior to their maturity, and in the case of the 2023 Notes, the 2027 Notes, the 2031 Notes and the 2039 Notes, at any time prior to the applicable Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Notes of the series to be redeemed, and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Notes of such series to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming, in the case of the 2023 Notes, the 2027 Notes, the 2031 Notes and the 2039 Notes, that such Notes matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 10 basis points, in the case of the 2021 Notes, 15 basis points, in the case of the 2023 Notes, 20 basis points, in the case of the 2027 Notes, 25 basis points, in the case of the 2031 Notes, and 30 basis points, in the case of the 2039 Notes;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

(c) At any time on and after the applicable Par Call Date, the Company may redeem the 2023 Notes, the 2027 Notes, the 2031 Notes and the 2039 Notes at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

(d) Notwithstanding anything to the contrary in the Base Indenture, in the case of any redemption at the election of the Company of less than all the Notes of either series, the Company shall, at least 10 days prior to the date on which the Company mails the notice of redemption to each holder (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Paying Agent of the applicable Redemption Date, of the principal amount of Notes of such series to be redeemed and, if applicable, of the tenor of the Notes to be redeemed.

(e) Notwithstanding anything to the contrary in the Base Indenture, (i) notice of redemption shall be delivered not less than 15 nor more than 60 days prior to the applicable Redemption Date, to each Holder of Notes to be redeemed, at such Holder’s address appearing in the Security Register and (ii) an Officers’ Certificate specifying the actual redemption price shall be sent to the Trustee no later than two Business Days prior to the Redemption Date. A notice of redemption may, at the discretion of the Company, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing, or other corporate transaction, provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date (including as it may be postponed). The Company will give notice of such redemption to the Trustee and the Paying Agent at least 10 days prior to the date the Company mails the notice of redemption to each Holder (or such shorter time as may be acceptable to the Trustee).

(f) Notes may be redeemed in part in the minimum authorized denomination or in any integral multiple of such amount.

(g) For purposes of this Section 3.01, the following definitions are applicable:

“Comparable Bond Rate” means, for any Redemption Date, the rate per annum equal to the annual equivalent yield to maturity or interpolated yield to maturity (on a day count basis), computed as the third Business Day immediately preceding that Redemption Date, of the Comparable Government Issue, assuming a price for the Comparable Government Issue (expressed as a percentage of its principal amount) equal to the Comparable Price for such Redemption Date.

“Comparable Government Issue” means the euro-denominated security issued by the German federal government selected by a Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed (assuming that such Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Price” means, with respect to any Redemption Date, (i) the average of the Reference Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Dealer Quotations, (ii) if the Company obtains fewer than four Reference Dealer Quotations, the arithmetic average of all those Reference Dealer Quotations or (iii) if the Company obtains only one Reference Dealer Quotation, such Reference Dealer Quotation.

“Par Call Date” means in the case of the 2023 Notes, February 7, 2023; in the case of the 2027 Notes, December 7, 2026; in the case of the 2031 Notes, December 7, 2030; and in the case of the 2039 Notes, December 7, 2038.

“Quotation Agent” means the Reference Dealer appointed by the Company.

“Reference Dealer” means (i) each of Barclays Bank PLC and Merrill Lynch International and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or a market maker in, German government bonds (a “Primary Bond Dealer”), the Company shall substitute another Primary Bond Dealer and (ii) any other Primary Bond Dealers selected by the Company.

“Reference Dealer Quotations” means, with respect to each Reference Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Government Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Dealer at 11:00 a.m., London time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each of the Fixed Rate Notes to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming that the Fixed Rate Notes to be redeemed matured on the applicable Par Call Date); provided, however, that if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

Section 3.02. Article 15 of the Base Indenture shall apply to each series of Notes; provided that the first sentence of Section 15.01 shall be amended by inserting “Ireland” immediately after “Luxembourg,” therein.

ARTICLE 4

MISCELLANEOUS

Section 4.01. Covenant Defeasance. Article 13 of the Base Indenture shall be applicable to the Notes.

Section 4.02. Form of Notes. (a) The Notes and the Trustee’s certificates of authentication to be endorsed thereon are to be substantially in the forms of Exhibits A through F attached hereto, which forms are hereby incorporated in and made a part of this Supplemental Indenture.

(b) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, the Trustee and the Paying Agent, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 4.03. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 4.04. Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by Section 310 through Section 317 of the Trust Indenture Act of 1939, the imposed duties shall control.

Section 4.05. Listing. Upon listing of the Notes of a series on the New York Stock Exchange, the Company will use commercially reasonable efforts to maintain such listing and satisfy the requirements for such continued listing as long as the Notes of such series are outstanding.

Section 4.06. Conflict with Indenture. To the extent not expressly amended or modified by this Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this Supplemental Indenture shall control.

Section 4.07. Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

Section 4.08. Service of Process. The Company and each Guarantor appoints Corporation Service Company, with offices at 80 State Street, Albany, New York 12207-2543, United States, as its agent to receive service of process or other legal summons for purposes of any suit, action or proceeding based on or arising out of or relating to this Supplemental Indenture or any Notes or Guarantees.

Section 4.09. Successors. All agreements of the Company and the Guarantor in the Base Indenture, this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in the Base Indenture and this Supplemental Indenture shall bind its successors.

Section 4.10. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 4.11. Trustee Disclaimer. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein are deemed to be those of the Company and the Guarantor and not the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused the Supplemental Indenture to be duly executed as of the day and year first above written.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By:	/s/ Erik De Gres
Name: Erik De Gres
Title: Managing Director

Attest:

By:	/s/ Salvador Sens
Name: Salvador Sens
Title: Managing Director

[Signature Page to Medtronic Global Holdings S.C.A. Second Supplemental Indenture]

MEDTRONIC PUBLIC LIMITED COMPANY

By:	/s/ Karen L. Parkhill
Name: Karen L. Parkhill
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Medtronic Global Holdings S.C.A. Second Supplemental Indenture]

MEDTRONIC, INC.

By:	/s/ Karen L. Parkhill
Name: Karen L. Parkhill Title: Executive Vice President and Chief Financial Officer

[Signature Page to Medtronic Global Holdings S.C.A. Second Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:	/s/ Stefan Victory
Name: Stefan Victory
Title: Vice President

[Signature Page to Medtronic Global Holdings S.C.A. Second Supplemental Indenture]

ELAVON FINANCIAL SERVICES DAC, UK BRANCH, as Paying Agent

By:	/s/ Michael Leong
Name: Michael Leong
Title: Authorised Signatory

By:	/s/ Chris Hobbs
Name: Chris Hobbs
Title: Authorised Signatory

[Signature Page to Medtronic Global Holdings S.C.A. Second Supplemental Indenture]

EXHIBIT A

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, UK BRANCH, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

Floating Rate Note Due 2021

CUSIP No.: 58507L AE9
No.	ISIN No.: XS1960675822
COMMON CODE: 196067582
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on March 7, 2021 and to pay interest thereon from March 7, 2019 or from the most recent Floating Rate Note Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on March 7, June 7, September 7 and December 7 in each year, commencing June 7, 2019, at the rate of interest equivalent to the Three-month EURIBOR plus 0.200% (20 basis points) per annum computed on the basis of a 360-day year comprised of the actual number of days in the period for which interest is being calculated, until the principal hereof is paid or made available for payment; provided, that the minimum interest rate shall be zero and that the interest rate shall not exceed the maximum interest rate permitted by New York law or other applicable state law, as such law may be modified by United States law of general application. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Floating Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Floating Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Floating Rate Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the Floating Rate Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the Floating Rate Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Floating Rate Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the Floating Rate Notes to which this Notation of Guarantee is endorsed, by accepting such Floating Rate Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:            , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:            , 20

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

Floating Rate Note Due 2021

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €500,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, UK BRANCH, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

0.000% Senior Note Due 2021

CUSIP No.: 58507L AF6
No.	ISIN No.: XS1960676127
COMMON CODE: 196067612
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on March 7, 2021 and to pay interest thereon from March 7, 2019 or from the most recent Fixed Rate Note Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 7 in each year, commencing March 7, 2020, at the rate of 0.000% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2021 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2021 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2021 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2021 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2021 Notes to which this Notation of Guarantee is endorsed, by accepting such 2021 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:            , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:            , 20

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

0.000% Senior Note Due 2021

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,500,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to their maturity, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 15 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 10 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, UK BRANCH, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

0.375% Senior Note Due 2023

CUSIP No.: 58507L AG4
No.	ISIN No.: XS1960678099
COMMON CODE: 196067809
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of Euros on March 7, 2023 and to pay interest thereon from March 7, 2019 or from the most recent Fixed Rate Note Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 7 in each year, commencing March 7, 2020, at the rate of 0.375% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2023 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2023 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2023 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2023 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2023 Notes to which this Notation of Guarantee is endorsed, by accepting such 2023 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:         , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:            , 20

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

0.375% Senior Note Due 2023

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,500,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to their maturity, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 15 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 15 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, UK BRANCH, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

1.125% Senior Note Due 2027

CUSIP No.: 58507L AH2
No.	ISIN No.: XS1960678255
COMMON CODE: 196067825
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on March 7, 2027 and to pay interest thereon from March 7, 2019 or from the most recent Fixed Rate Note Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 7 in each year, commencing March 7, 2020, at the rate of 1.125% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2027 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2027 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2027 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2027 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2027 Notes to which this Notation of Guarantee is endorsed, by accepting such 2027 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:         , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:        , 20

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

1.125% Senior Note Due 2027

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,500,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to their maturity, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 15 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT E

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, UK BRANCH, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

1.625% Senior Note Due 2031

CUSIP No.: 58507L AJ8
No.	ISIN No.: XS1960678412
COMMON CODE: 196067841
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on March 7, 2031 and to pay interest thereon from March 7, 2019 or from the most recent Fixed Rate Note Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 7 in each year, commencing March 7, 2020, at the rate of 1.625% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2031 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2031 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2031 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2031 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2031 Notes to which this Notation of Guarantee is endorsed, by accepting such 2031 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:         , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:        , 20

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

1.625% Senior Note Due 2031

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,000,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to their maturity, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 15 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT F

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, UK BRANCH, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

2.250% Senior Note Due 2039

CUSIP No.: 58507L AK5
No.	ISIN No.: XS1960678685
COMMON CODE: 196067868
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on March 7, 2039 and to pay interest thereon from March 7, 2019 or from the most recent Fixed Rate Note Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 7 in each year, commencing March 7, 2020, at the rate of 2.250% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2039 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2039 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee, the Paying Agent nor the Calculation Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2039 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2039 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2039 Notes to which this Notation of Guarantee is endorsed, by accepting such 2039 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:         , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:        , 20

WELLS FARGO BANK, NATIONAL ASSOCIATION, Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

2.250% Senior Note Due 2039

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Second Supplemental Indenture, dated as of March 7, 2019 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, UK Branch, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,000,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to their maturity, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 15 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 30 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.